SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 25, 2000

                           BCS INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          COLORADO                      0-23871                 84-1434323
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)


                     14500 NORTH NORTHSIGHT BLVD., SUITE 213
                            SCOTTSDALE, ARIZONA 85260
               (Address of principal executive offices) (Zip Code)

                                 (480) 556-0850
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 3



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On September 25, 2000, the registrant entered into a Share Exchange Agreement with the shareholders of AutoVenu, Inc., a Delaware corporation, and consummated the acquisition by exchanging 303.7241 shares of the registrant's common stock and 6.393 shares of the regis trant's to be created Series A preferred stock for each issued and outstanding share of common stock of AutoVenu, Inc. The Series A preferred stock will be convertible into 100 shares of common stock without additional consideration.

         AutoVenu, Inc. had a total of 283,000 issued and outstanding shares of common stock. The shareholders of AutoVenu, Inc. were Mark Moldenhauer, Jules Lee Wurzel and BusinessTradeCenter.com, Inc. As a result of the share exchange, the former shareholders of AutoVenu, Inc. now control the registrant.

         In accordance with the terms of the Share Exchange Agreement, Nicholas Miller and Philip Stern tendered their resignations as the registrant's officers and directors effective September 25, 2000. The following individuals were appointed as officers and directors of the registrant effective September 25, 2000: Mark Moldenhauer, Director, President and Secretary, and Jules Lee Wurzel, Director and Treasurer.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         AutoVenu, Inc. is a private software development company based in Scottsdale, Arizona. AutoVenu, Inc. intends to develop and market a suite of proprietary software applications targeted at specific business-to-business e-commerce industries. As the parent company of AutoVenu, Inc., the registrant intends to continue the development and business of AutoVenu, Inc.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         In accordance with the Share Exchange Agreement, the registrant is in the process of changing its name and trading symbol. The information will be reported by amendment.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: To be filed by amendment


                                        2

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         (b)  Pro forma financial information:  To be filed by amendment

         (c)  Exhibits:


REGULATION                                                          CONSECUTIVE
S-K NUMBER     DOCUMENT                                             PAGE NUMBER

  10.1         Share Exchange Agreement between the registrant           4
               and the shareholders of AutoVenu, Inc., dated
               September 25, 2000

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BCS INVESTMENT CORPORATION



October 5, 2000                      By:    /s/Mark Moldenhauer
                                        ---------------------------------------
                                        Mark Moldenhauer, President



                                        3

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